LETTER TO SHAREHOLDERS                     ACM GOVERNMENT SECURITIES FUND, INC.
===============================================================================

February 12, 1996

Dear Shareholder:

The U.S. bond market continued its impressive, broad-based rally over the past six months. Despite stronger economic growth, the rally strengthened, as restrained inflationary pressures and a more accommodative monetary policy buoyed investor confidence. Treasury and mortgage obligations both performed well, though mortgage returns were tempered by higher prepayment activity. Across all major sectors of the U.S. fixed income market, longer-duration securities outperformed shorter-duration securities as interest rates for all maturities declined. Outside the U.S., emerging market and other foreign debt prices rose sharply as positive developments in Latin America and Central Europe encouraged foreign investors.

FUND PERFORMANCE

For the twelve months ended December 31, 1995, ACM Government Securities Fund achieved a total return of +29.28% on a net asset value basis, and over the last six months, returned +13.65%. Since its initial public offering in January of 1988, the Fund has provided shareholders with an average annual total return of +10.30% on a net asset value basis.

ECONOMIC REVIEW

While the U.S. economy slowed in the first half of 1995, growth reaccelerated in the third quarter due to larger than expected increases in residential housing, government spending and business inventories. Fourth quarter economic growth appears to have been less robust, however. Retail sales remained weak despite significant discounting during the holiday season. Gains in real disposable income have slowed and personal debt levels continue to escalate. Growth also remains sluggish in the manufacturing sector. The National Association of Purchasing Management (NAPM) Index was steady at 46% in December but has remained below 50% for five consecutive months. (A reading below 50% signals a slowdown in manufacturing output.)

Inflation data remain very favorable to the bond market. Broad price indices such as the Consumer Price Index and Producer Price Index have risen very modestly and labor costs remain under control. The benign inflation outlook and the chance of a significant federal government deficit reduction package may allow the Federal Reserve to further cut interest rates in the months ahead.

INVESTMENT OUTLOOK

It is our view that U.S. economic growth will remain modest in the period ahead. Our forecast calls for a fixed base year GDP growth rate of 2.0% in the first six months of the year ("fixed based year" refers to the government's traditional GDP measure versus the new "chain-weighted" measure). With few inflationary pressures on the horizon, we expect the Federal Reserve to cut interest rates further to stimulate consumer expenditures and investment. If our forecast proves correct, the result should be further gains in U.S. bond prices.

In our forecasted interest rate environment, we would expect to maintain a greater percentage of the Fund's assets in Treasury securities than mortgage securities. Treasury securities typically outperform mortgage securities in a declining interest rate environment due to the existence of prepayment risk in the mortgage market. Prepayment risk is the risk that homeowners will refinance their mortgages, forcing mortgage investors to reinvest the proceeds at lower interest rates.

                                            ACM Government Securities Fund, Inc.
===============================================================================

Outside the U.S., our long-term outlook for foreign debt remains positive. In emerging markets, we believe risk premiums are still too high and will narrow in many countries where economic prospects are improving. We anticipate maintaining the Fund's positions in non-U.S. government securities to capitalize on the potential price appreciation in those markets.

Thank you for your continued interest and investment in ACM Government Securities Fund.

Sincerely,


/s/John D. Carifa

John D. Carifa
Chairman



/s/ Wayne D. Lyski

Wayne D. Lyski
President

PORTFOLIO OF INVESTMENTS
December 31, 1995                  ACM Government Securities Fund, Inc.
======================================================================================
                                                            Principal
                                                              Amount
                                                               (000)      U.S. $ Value
--------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY
     OBLIGATIONS--88.7%
U.S. TREASURY
SECURITIES--72.0%
U.S. Treasury Bonds
     Zero coupon, 5/15/09          US$                           15,440   $  7,050,985
     Zero coupon, 5/15/10                                       235,760    100,546,925
     Zero coupon, 11/15/21                                       23,600      4,808,972
     6.875%, 8/15/25 (a)                                            350        394,734
     7.125%, 2/15/23 (a)                                         33,000     37,733,520
     7.625%, 2/15/25 (a)                                         83,680    102,324,741
     11.875%, 11/15/03 (a)                                       18,400     25,705,352
     12.375%, 5/15/04 (a)                                        43,320     62,719,129
     12.50%, 8/15/14 (a)                                         20,300     32,768,666
     14.00%, 11/15/11 (a)                                        52,340     86,810,601
U.S. Treasury Notes
     6.50%, 8/15/05 (a)                                             650        692,452
     7.125%, 9/30/99 (a)                                            900        954,279
     7.875%, 11/15/04 (a)                                        54,450     63,025,875
                                                                            ----------
Total U.S. Treasury Securities
     (cost $505,353,949)                                                   525,536,231

FEDERAL AGENCY
SECURITIES--16.7%
Federal National Mortgage
     Association
     Zero coupon, 10/09/19                                       70,000     15,104,600
Small Business Administration
     Loan Pools (I/O)
     8.25%, 8/15/19 (b)                                          23,630     22,712,893
Student Loan Marketing
     Association
     15.00%, 9/17/96                                             78,690     83,878,819
                                                                            ----------
Total Federal Agency Securities
     (cost $123,842,374)                                                   121,696,312
                                                                           -----------
Total U.S. Government and
     Agency Obligations
     (cost $629,196,323)                                                   647,232,543
                                                                           -----------
SOVEREIGN DEBT
OBLIGATIONS--40.1%
ALGERIA--1.1%
Algeria Loan Assignment
     7.775%, 12/21/96
     (cost $12,658,237)            FRF                          103,786      7,841,682
                                                                             ---------
AUSTRALIA--10.0%
Commonwealth of Australia
     7.00%, 4/15/00                AU$                              650   $    471,823
     10.00%, 10/15/07                                            86,600     72,580,120
                                                                            ----------
Total Australian Securities
     (cost $72,339,215)                                                     73,051,943
                                                                            ----------
BELGIUM--0.0%
Kingdom of Belgium
     6.50%, 3/31/05
     (cost $167,494)               BEF                            5,000        167,652
                                                                             ---------
BULGARIA--5.8%
Republic of Bulgaria
     IAB, FRN
     6.75%, 7/28/11 (c)
     (cost $40,803,637)            US$                           91,800     42,514,875
                                                                            ----------
CANADA--0.0%
Canadian Government
     9.00%, 12/01/04
     (cost $201,424)               CA$                              250        206,243
                                                                            ----------
DENMARK--0.1 %
Kingdom of Denmark
     8.00%, 11/15/01               DKK                            1,000        192,796
     9.00%, 11/15/98                                              2,000        392,364
                                                                            ----------
Total Danish Securities
     (cost $580,695)                                                           585,160
                                                                            ----------
ECUADOR--2.7%
Republic of Ecuador
     Discount Bond, FRN
     6.8125%, 2/28/25 (c)
     (cost $19,414,097)            US$                           38,250     19,435,781
                                                                            ----------
FINLAND--0.0%
Republic of Finland
     9.50%, 3/15/04
     (cost $259,227)               FIM                            1,000        260,500
                                                                            ----------
FRANCE--0.0%
Government of France
     7.75%, 10/25/05
     (cost $424,523)               FRF                            2,000        439,861
                                                                            ----------
GERMANY--0.1%
Federal Republic of Germany
     8.00%, 1/21/02
     (cost $430,549)               DEM                              550        432,102
                                                                            ----------

Portfolio Of Investments (continued)
December 31, 1995                  ACM Government Securities Fund, Inc.
======================================================================================
                                                            Principal
                                                              Amount
                                                               (000)      U.S. $ Value
--------------------------------------------------------------------------------------
ITALY--0.1%
Republic of Italy
     8.50%, 8/1/99
     (cost $392,750)               LIRA                     700,000       $    418,336

JAPAN--0.1%
Government of Japan
     4.40%, 3/21/05                (Yen)                     15,000            160,140
     4.90%, 9/22/08                                          20,000            223,186
     6.40%, 3/20/00                                          25,000            287,845

Total Japanese Securities
     (cost $705,316)                                                           671,171

MEXICO--5.6%
Mexican Cetes
     36.72%, 1/11/96 (d)           MXP                       12,500          1,593,322
     36.65%, 1/18/96 (d)                                     64,940          8,204,246
     36.70%, 1/25/96 (d)                                     91,671         11,479,675
United Mexican States
 LIBOR/ Cetes Index Notes
     46.40%, 11/27/96 (d)(e)(h)     US$                      19,000         19,344,375

Total Mexican Securities
     (cost $46,071,582)                                                     40,621,618

POLAND--6.1%
Republic of Poland PDI
3.75%, 10/27/14 (f)
 (cost $43,354,768)                                          68,700         44,740,875

RUSSIA--2.3%
Vneshekonombank
     Loan Assignment (g)            DEM                      25,000          6,611,624
     Loan Assignment (g)            US$                      30,000         10,293,750
 Total Russian Securities
     (cost $16,346,578)                                                     16,905,374

SPAIN--5.9 %
Government of Spain
  10.00%, 2/28/05                   ESP                   5,000,000         41,797,610
Kingdom of Spain
     12.25%, 3/25/00                                         95,000            856,182
Total Spanish Securities
     (cost $41,518,639)                                                     42,653,792
SWEDEN--0.0%
Kingdom of Sweden
     6.00%, 2/09/05
     (cost $100,933)               SEK                          800            102,090

======================================================================================
                                                            Principal
                                                              Amount
                                                               (000)      U.S. $ Value
--------------------------------------------------------------------------------------
UNITED KINGDOM--0.2%
Treasury Gilts
     6.00%, 8/10/99                GBP                      450            $  684,233
     7.00%, 11/06/01                                        365               567,567
Total United Kingdom Securities
   (cost $1,238,192)                                                        1,251,800
Total Sovereign Debt Obligations
     (cost $297,007,856)                                                  292,300,855

NON-U.S. FIXED INCOME
SECURITIES--3.4%
Consortio G Grupo Dina
     10.50%, 11/18/97               US$                   5,000             3,050,000
Mesa Capital Corp
     12.75%, 6/30/98                                     15,250            13,496,250
Tribasa Toll Road Trust 1
     10.50%, 12/01/11 (h)                                11,200             8,400,000

Total Non-U.S. Fixed
Income Securities
 (cost $28,428,681)                                                        24,946,250

OTHER SOVEREIGN
DEBT RELATED--0.4%
Bayerische Landesbank Spread Notes--
U.S. Treasury Bond
     7.625%, 2/15/25
     versus Brazil Par Bond
     4.25%, 4/15/24 (i)
     9.125%, 3/28/96                                      1,000             1,036,590
     9.125%, 4/12/96                                      1,000             1,092,390
Morgan Guaranty Trust Co.
Linked to US$ Unrestructured
Ivory Coast Loan Assignment
     9.00%, 2/20/96 (j)                                   1,002               997,793

Total Other Sovereign
     Debt Related
     (cost $3,001,700)                                                      3,126,773

TIME DEPOSIT--0.4 %
State Street Bank & Trust Co.,
Grand Cayman Islands
     5.50% 1/02/96
     (cost $2,792,000)                                    2,792             2,792,000

TOTAL INVESTMENTS--133.0%
   (cost $960,426,560)                                                    970,398,421
Other assets less liabilities--(33.0%)                                   (241,030,037)

NET ASSETS--100%                                                         $729,368,384

                                            ACM Government Securities Fund, Inc.
================================================================================

(a) Security, or portion thereof, has been segregated to collateralize forward exchange currency contracts. Total value of segregated securities amounted to $413,129,349 at December 31, 1995.
(b) Illiquid security. Security, having a cost of $23,629,839 was acquired on June 14, 1994, and represents 3.11% of net assets at December 31,1995. Interest rate represents yield to maturity, principal amount represents amortized cost.
(c) Coupon will fluctuate based upon an interest rate index. Stated interest rate in effect at December 31, 1995.
(d)  Stated rate is the annualized yield to maturity at the purchase date.
(e) Principal amount represents par value at purchase date. The redemption value of this security is based on the greater of a one year LIBOR return formula and an indexing formula based on the cetes yield and the Mexican peso exchange rate.
(f) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 1995.
(g)  Security is in default and is non-income producing.
(h) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31,1995, these securities amounted to $27,744,375 or 3.8% of net assets.
(i) Principal amount represents par value at purchase date. The redemption value of these securities is indexed to the spread between the referenced treasury yield and the referenced emerging market debt yield.
(j) Principal amount represents par value at purchase date. The redemption value of this security is linked to the change in the bid price of the referenced emerging market debt.

Glossary of Terms:
FRN--Floating Rate Notes.
IAB--Interest Arrears Bonds.
I/O--Interest Only.
LIBOR--London Interbank Offered Rate.
PDI--Past Due Interest Bond.

See notes to financial statements.

Statement Of Assets And Liabilities
December 31, 1995                                                    ACM Government Securities Fund, Inc.
==============================================================================================================
ASSETS
Investments in securities, at value (cost $960,426,560)........................      $ 970,398,421
Cash...........................................................................            895,752
Receivable for investment securities sold......................................         48,374,212
Interest receivable............................................................         22,255,167
Net unrealized appreciation of forward
 exchange currency contracts...................................................            559,052
                                                                                     -------------

Total assets...................................................................      1,042,482,604
                                                                                     -------------
LIABILITIES
Payable for investment securities
 purchased.....................................................................        200,225,169
Loan payable...................................................................        110,000,000
Dividend payable...............................................................          1,557,014
Advisory fee payable...........................................................            565,258
Loan interest payable..........................................................            347,187
Administrative fee payable.....................................................            102,025
Accrued expenses...............................................................            317,567
                                                                                     -------------

Total liabilities..............................................................        313,114,220

NET ASSETS.....................................................................      $  729,368,384
                                                                                     ==============
COMPOSITION OF NET ASSETS
Capital stock, at par..........................................................      $      778,507
Additional paid-in capital.....................................................         833,998,021
Distributions in excess of net investment
 income........................................................................            (472,031)
Accumulated net realized loss on
 investments and foreign currency
 transactions..................................................................        (115,635,341)
Net unrealized appreciation of investments and foreign currency
 denominated assets and liabilities............................................          10,699,228
                                                                                     --------------
                                                                                     $  729,368,384
                                                                                     ==============
NET ASSET VALUE PER SHARE (based on
 77,850,706 shares outstanding)................................................               $9.37
                                                                                              =====

See notes to financial statements.



Statement Of Operations
Year Ended December 31, 1995                                                                  ACM Government Securities Fund, Inc.
===================================================================================================================================
INVESTMENT INCOME
 Interest (net of foreign withholding taxes of $3,274).......................                                        $  89,611,687
EXPENSES
 Advisory fee................................................................  $  6,168,981
 Administrative fee..........................................................     1,135,334
 Custodian...................................................................       373,038
 Transfer agency.............................................................       279,970
 Reports and notices to shareholders.........................................       246,579
 Audit and legal.............................................................       124,457
 Registration fee............................................................        70,465
 Taxes.......................................................................        45,675
 Directors' fees.............................................................        30,000
 Miscellaneous...............................................................        46,438
                                                                               ------------
 Total expenses before interest..............................................    8,520,937
 Interest expense............................................................     4,874,766
                                                                               ------------
 Total expenses..............................................................                                           13,395,703

 Net investment income.......................................................                                           76,215,984
                                                                                                                        ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on investments.............................................                                            4,899,126
Net realized loss on options written.........................................                                          (6,807,456)
Net realized loss on foreign currency transactions...........................                                          (2,587,402)
Net change in unrealized depreciation of:
     Investments.............................................................                                           88,789,674
     Options written.........................................................                                           8,815,103
     Foreign currency denominated assets and liabilities.....................                                            1,261,762
                                                                                                                        ----------
Net realized and unrealized gain on investments, options written and foreign currency
transactions.................................................................                                           94,370,807
                                                                                                                        ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS...................................                                         $170,586,791
                                                                                                                      ============

STATEMENT OF CHANGES IN NET ASSETS
==================================================================================================================================
                                                                               YEAR ENDED                           YEAR ENDED
                                                                             DECEMBER 31, 1995                     DECEMBER 31, 1994

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
 Net investment income......................................................... $ 76,215,984                          $  69,989,411
 Net realized loss on investments, options written and foreign currency
  transactions.................................................................   (4,495,732)                          (122,008,321)
 Net change in unrealized appreciation (depreciation) of investments, options written and foreign currency denominated assets and
  liabilities..................................................................   98,866,539                            (82,625,863)
                                                                                 -----------                          -------------
 Net increase (decrease) in net assets from operations.........................  170,586,791                           (134,644,773)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income..........................................  (74,099,857)                           (60,766,175)
 Tax return of capital distribution............................................          -0-                            (16,716,842)
COMMON STOCK TRANSACTIONS
 Reinvestment of dividends resulting in issuance of Common Stock...............    2,361,078                             12,936,298
                                                                                  ----------                           ------------
 Total increase (decrease).....................................................   98,848,012                           (199,191,492)
NET ASSETS
 Beginning of year.............................................................  630,520,372                            829,711,864
                                                                                 -----------                          -------------
 End of year................................................................... $729,368,384                          $ 630,520,372
                                                                                ============                          =============
-----------------------------------------------------------------------------------------------------------------------------------
See notes to financial statements.

STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 1995    ACM GOVERNMENT SECURITIES FUND, INC.
================================================================================
INCREASE (DECREASE) IN CASH FROM OPERATING ACTIVITIES:

Interest received..............................  $  67,847,412
Interest expense paid..........................     (4,700,209)
Operating expenses paid........................     (8,565,050)
                                                 -------------
Net increase in cash from operating activities.                 $    54,582,153

INVESTING ACTIVITIES:
Purchases of long-term portfolio investments... (3,106,970,289) Proceeds from disposition of long-term portfolio investments.........................  3,107,429,846
Purchases of short-term portfolio
 investments -- net............................    (48,803,200)
                                                 -------------

Net decrease in cash from investing activities.                     (48,343,643)

FINANCING ACTIVITIES*:
Cash dividends paid............................    (70,181,765)
Increase in bank borrowings....................     55,000,000
                                                   -----------
Net decrease in cash from financing activities.                     (15,181,765)
                                                                    -----------
Net decrease in cash...........................                      (8,943,255)
Increase in appreciation of foreign currency...                             943
Cash at beginning of year......................                       9,838,064
                                                                     ----------
Cash at end of year............................                 $       895,752
                                                                ===============
--------------------------------------------------------------------------------
RECONCILIATION OF NET INCREASE IN NET ASSETS FROM
OPERATIONS TO NET INCREASE IN CASH FROM OPERATING
ACTIVITIES:
Net increase in net assets from operations.....                 $   170,586,791
ADJUSTMENTS:
Increase in interest receivable................  $  (5,751,459)
Accretion of bond discount.....................    (16,012,816)
Increase in accrued expenses...................        130,444
Net gain on investments........................    (94,370,807)
                                                 -------------
Total adjustments..............................                    (116,004,638)
                                                                    -----------
NET INCREASE IN CASH FROM OPERATING ACTIVITIES.                   $  54,582,153
                                                                  =============

* Non-cash financing activities not included herein consist of reinvestment of dividends.

   See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1995                          ACM GOVERNMENT SECURITIES FUND, INC.
===============================================================================
NOTE A: Significant Accounting Policies

ACM Government Securities Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Listed securities not traded and securities traded in the over-the-counter market, including listed debt securities whose primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked price provided by the principal market makers. The U.S. dollar value of forward exchange currency contracts is determined using forward currency exchange rates supplied by a quotation service. Options are valued at market value or fair value using methods determined by the Board of Directors. Securities for which market quotations are not readily available and restricted securities which are subject to limitations as to their resale are valued in good faith at fair value using methods determined by the Board of Directors. Readily marketable fixed-income securities are valued on the basis of prices provided by a pricing service when such prices are believed by Alliance Capital Management (the "Adviser") to reflect the fair value of such securities. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

2. Taxes
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, provisions for federal income or excise taxes are not required.

3. Investment Income and Investment Transactions
Interest income is accrued daily. Investment transactions are accounted for on a trade date basis. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

4. Currency Translation
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued. Net realized loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign securities, holding of foreign currencies, options on foreign securities and currencies, closed forward exchange currency contracts, exchange gains and losses realized between the trade and settlement dates on foreign security transactions and the difference between the amounts of interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of net unrealized appreciation of investments and foreign currency denominated assets and liabilities.

5. Dividends and Distributions
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations. Distributions in excess of net investment income result from timing differences in the treatment of dividends paid between federal income tax and accounting purposes.

6. Reclassification of Components of Net Assets
Due to permanent differences between the accounting and tax classifications of foreign currency transactions, a $2,587,402 foreign currency loss was reclassified from accumulated net realized loss on investments and foreign currency transactions to distributions in excess of net investment income. This reclassification had no effect on net assets.

NOTES TO FINANCIAL STATEMENTS (CONT)        ACM GOVERNMENT SECURITIES FUND, INC.
===============================================================================

NOTE B: Advisory and Administrative Fees

Under the terms of an Investment Advisory Agreement, the Fund pays the Adviser a monthly advisory fee in an amount equal to the sum of the annualized rate of .30 of 1% of the Fund's average weekly net assets up to $250 million, .25 of 1% of the Fund's average weekly net assets in excess of $250 million, and 5.25% of the daily gross income (i.e., income other than gains from the sale of securities and foreign currency transactions or gains realized from options and futures contracts less interest on money borrowed by the Fund) accrued by the Fund during the month. However, such monthly advisory fee shall not exceed in the aggregate 1/12th of 1% of the Fund's average weekly net assets during the month (approximately 1% on an annual basis).

Under the terms of an Administrative Agreement, the Fund pays its Administrator, Mitchell Hutchins Asset Management Inc., a monthly fee equal to the annualized rate of .20 of 1% of the Fund's average weekly net assets up to $100 million,
 .18 of 1% of the Fund's next $200 million of average weekly net assets, and .16 of 1% of the Fund's average weekly net assets in excess of $300 million. The Administrator prepares financial and regulatory reports for the Fund and provides other clerical services.
-------------------------------------------------------------------------------

NOTE C: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) aggregated $3,173,430,715 and $3,138,836,440, respectively, for the year ended December 31, 1995.

At December 31, 1995, the cost of investments for federal income tax purposes was $961,014,910. Accordingly, gross unrealized appreciation of investments was $26,074,848 and gross unrealized depreciation of investments was $16,691,337 resulting in net unrealized appreciation of $9,383,511 (excluding foreign currency) on a federal income tax basis.

At December 31, 1995, the Fund had a capital loss carryforward of $114,078,129 of which $75,448,218 expires in the year 2002 and $38,629,911 expires in the year 2003. Capital and foreign currency losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the Fund's next fiscal year. In accordance with the Internal Revenue Code, the Fund may elect to defer foreign currency and capital losses of approximately $2,992,000 and $1,399,000, respectively, until fiscal 1996.

1. Forward Exchange Currency Contracts
The Fund enters into forward exchange currency contracts for investments purposes and in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses.

The Fund's custodian will place and maintain cash not available for investment or U.S. Government securities in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The value on origination date, in U.S. dollars, as reflected in the following table, reflects the total exposure the Fund has in that particular currency contract.

                                            ACM GOVERNMENT SECURITIES FUND, INC.
================================================================================
At December 31, 1995, the Fund had outstanding forward exchange currency contracts as follows:

                                                                          Value on       U.S.$        Unrealized
                                            Settlement     Contract      Origination     Current     Appreciation
Foreign Currency Buy Contracts                 Date          Amount         Date         Value      (Depreciation)
------------------------------              ----------     --------      -----------     --------   --------------
Belgian Francs......................         1/16/96       8,000,000   $   271,223   $   272,108    $       885
Canadian Dollars....................         1/16/96         275,000       199,413       201,385          1,972
Danish Kroner.......................         1/16/96       1,073,622       192,883       193,445            562
Deutsche Marks......................    1/16/96-1/17/96  103,655,738    74,473,903    72,332,403     (2,141,500)
Finnish Marks.......................         1/16/96       1,124,974       260,351       258,863         (1,488)
French Francs.......................         1/16/96       1,537,390       311,402       314,065          2,663
Italian Liras.......................         2/08/96     200,000,000       124,552       125,248            696
Japanese Yen........................         1/16/96      50,342,222       495,901       488,855         (7,046)
Swedish Kronor......................         1/16/96       1,193,601       182,499       179,487         (3,012)

Foreign Currency Sale Contracts
-------------------------------
Australian Dollars..................         1/16/96         300,000       224,205       222,776          1,429
Belgian Francs......................         1/16/96       5,000,000       169,918       170,068           (150)
British Pounds......................         1/16/96         577,475       883,538       896,453        (12,915)
Canadian Dollars....................         1/16/96         275,000       200,124       201,385         (1,261)
Danish Kroner.......................         1/16/96       3,586,600       645,072       646,231         (1,159)
Deutsche Marks......................   1/16/96-3/22/96   216,596,433   152,975,806   151,315,114      1,660,692
Finnish Marks.......................         1/16/96       1,124,974       263,398       258,863          4,535
French Francs.......................         1/16/96         633,682       127,681       129,451         (1,770)
Japanese Yen........................   2/06/96-9/17/96 3,700,000,000    37,728,046    36,664,988      1,063,058
Spanish Pesetas.....................   1/16/96-2/08/96    86,603,584       705,330       712,324         (6,994)
Swedish Kronor......................         1/16/96         710,453       106,689       106,834           (145)
                                                                                                    -----------
                                                                                                    $   559,052
                                                                                                    ===========

NOTES TO FINANCIAL STATEMENTS (CONT.)       ACM GOVERNMENT SECURITIES FUND, INC.
===============================================================================
2. Option Transactions
For hedging purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as a realized gain from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

Transactions in options written for the year ended December 31, 1995 were as follows:

                          Number of
                          Contracts     Premiums
                          ----------  -------------
Options outstanding at
     beginning of year         3      $  2,381,500
Options written                7        15,562,016
Options expired               (1)           (1,430)
Options terminated in
     closing purchase
     transactions             (8)      (17,072,586)
Options exercised             (1)         (869,500)
                                       -----------
Options outstanding at
     end of year             -0-      $         -0-
                             ===       ===========

--------------------------------------------------------------------------------
NOTE D: Capital Stock
--------------------------------------------------------------------------------
There are 300,000,000 shares of $0.01 par value common stock authorized. Of the 77,850,706 shares outstanding at December 31, 1995, the Adviser owned 9,000 shares. During the years ended December 31, 1995 and 1994, the Fund Issued 300,524 and 1,273,764 shares, respectively, in connection with the Fund's dividend reinvestment plan.

--------------------------------------------------------------------------------
NOTE E: Bank Borrowing
--------------------------------------------------------------------------------
The Fund has a Revolving Credit Agreement with Morgan Guaranty Trust Company of New York ("Morgan Guaranty"). The maximum credit available is $110,000,000 and the average amount of the loan outstanding for the year ended December 31, 1995 was approximately $71,400,000.

The renewable credit facility of $110,000,000 will mature on March 14, 1996 and requires no collateralization.

Interest payments on current borrowings are based on the London Interbank Offered Rate plus a premium. The weighted average interest rate for the year ended December 31, 1995 was 6.83%. The interest rate at December 31, 1995 was 6.3125%. The Fund is obligated to pay Morgan Guaranty a commitment fee computed at the rate of .25 of 1% per annum on the average daily unused portion of the revolving credit.


                                                                                                ACM GOVERNMENT SECURITIES FUND, INC.

====================================================================================================================================

NOTE F: Quarterly Results of Operations (unaudited)

                                                                Net Realized
                                                               and Unrealized
                                                                Gain (Loss)          Net Increase
                                                               on Investments,        (Decrease)
                                                             Options Written and    in Net Assets
                                   Net Investment              Foreign Currency     Resulting from            Market Price
                                      Income                     Transactions         Operations                on NYSE
                              -------------------------     -----------------------  -----------------     ------------------
                                Total            Per           Total        Per        Total      Per
Quarter Ended                   (000)           Share          (000)       Share       (000)     Share       High       Low
-------------                 --------       ----------     ----------  -----------  ---------  ------     -------    -------
December 31, 1995              $20,351       $.26           $  30,668   $   .40      $ 51,019   $  .66     $ 8.750    $ 8.250
September 30, 1995              19,530        .25              17,400       .22        36,930      .47     $ 8.750    $ 8.000
June 30, 1995                   18,523        .24              73,996       .95        92,519     1.19     $ 8.500    $ 7.250
March 31, 1995                  17,812        .23             (27,693)     (.36)       (9,881)    (.13)    $ 8.625    $ 7.250
                               -------       ----           ---------    ------      --------    -----
                               $76,216       $.98           $  94,371   $  1.21      $170,587   $ 2.19
                               =======       ====           =========   =======      ========   ======

December 31, 1994              $17,463       $.22           $ (58,064)  $  (.75)     $(40,601)  $ (.53)    $ 8.875    $ 7.625
September 30, 1994              18,131        .23              16,282       .21        34,413      .44     $ 9.750    $ 8.375
June 30, 1994                   15,592        .21             (45,886)     (.59)      (30,294)    (.38)    $10.500    $ 9.125
March 31, 1994                  18,803        .24            (116,966)    (1.52)      (98,163)   (1.28)    $12.000    $10.000
                               -------       ----           ---------    ------      --------    -----
                               $69,989       $.90           $(204,634)  $ (2.65)    $(134,645)  $(1.75)
                               =======       ====           =========   =======      ========   ======


FINANCIAL HIGHLIGHTS                                        ACM GOVERNMENT SECURITIES FUND, INC.
===================================================================================================================================
Selected Data For A Share Of Common Stock Outstanding  Throughout Each Year
                                                                                                   Year Ended December 31,
                                                                                                   ----------------------
                                                                                   1995     1994       1993       1992       1991
                                                                                   ----------------------------------------------
Net asset value, beginning of year.........................................      $ 8.13   $  10.88   $  10.47   $  10.55   $  10.16
                                                                                 --------------------------------------------------
Income From Investment Operations
Net investment income (a)..................................................         .98        .90       1.13       1.03       1.17
Net realized and unrealized gain
 (loss) on investments, options written
 and foreign currency transactions.........................................        1.21      (2.65)      1.26       (.07)       .48
                                                                                 --------------------------------------------------
Net increase (decrease) in net asset
 value from operations.....................................................        2.19      (1.75)      2.39        .96       1.65
                                                                                 --------------------------------------------------
Dividends and Distributions
Dividends from net investment income.......................................        (.95)      (.78)     (1.13)     (1.04)     (1.26)

Distributions from net realized gains......................................         -0-        -0-       (.62)       -0-        -0-
Tax return of capital distribution.........................................         -0-       (.22)       -0-        -0-        -0-
                                                                                 --------------------------------------------------
Total dividends and distribution...........................................        (.95)     (1.00)     (1.75)     (1.04)     (1.26)
                                                                                 --------------------------------------------------

Capital Share Transactions
Dilutive effect of rights offering.........................................         -0-        -0-       (.22)       -0-        -0-
Offering costs charged to additional
 paid-in capital...........................................................         -0-        -0-       (.01)       -0-        -0-
Total capital share transactions...........................................         -0-        -0-       (.23)       -0-        -0-
                                                                                 --------------------------------------------------
Net asset value, end of year...............................................      $ 9.37   $   8.13   $  10.88   $  10.47   $  10.55
                                                                                 ==================================================
Market value, end of year..................................................      $8.250   $  8.125   $ 11.875   $ 10.625   $ 10.625
                                                                                 ==================================================
Total Return
Total investment return based on:(b)
     Market value..........................................................       13.93%   (23.69)%     30.25%     10.39%     20.01%
                                                                                 ==================================================
     Net asset value.......................................................       29.28%   (16.66)%     21.10%      9.56%     17.33%
                                                                                 ==================================================

Ratios/Supplemental Data
Net assets, end of year (000's omitted)....................................    $729,368   $630,520   $829,712   $707,998   $707,043
Ratio of expenses to average net assets....................................        2.03%      1.52%      1.43%      1.52%      1.83%

Ratio of expenses to average net assets
 excluding interest expense................................................        1.29%      1.14%      1.16%      1.16%      1.28%

Ratio of net investment income to
 average net assets........................................................       11.55%      9.83%      9.83%      9.83%     11.59%

Portfolio turnover rate....................................................         393%       319%       443%       497%       480%

(a)  Based on average shares outstanding.
(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in years where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in years where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                       ACM GOVERNMENT SECURITIES FUND, INC.
===============================================================================

To the Shareholders and Board of Directors
ACM Government Securities Fund, Inc.

We have audited the accompanying statement of assets and liabilities of ACM Government Securities Fund, Inc., including the portfolio of investments, as of December 31, 1995, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ACM Government Securities Fund, Inc. at December 31, 1995, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                                                       Ernst & Young LLP

New York, New York
February 14, 1996

ADDITIONAL INFORMATION                     ACM GOVERNMENT SECURITIES FUND, INC.
===============================================================================
Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be reinvested in additional shares of the Fund. State Street Bank and Trust Company (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then-current market price.

(ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at State Street Bank and Trust Company, P.O. Box 366, Boston, Massachusetts 02101.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objective or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Wayne
D. Lyski, the President of the Fund.

                                            ACM GOVERNMENT SECURITIES FUND, INC.
===============================================================================
Supplemental Proxy Information

The Annual Meeting of Shareholders of The ACM Government Securities Fund, Inc. was held on Thursday, May 25, 1995. The description of each proposal and number of shares voted at the meeting are as follows:

                                                            Shares        Shares Voted
                                                           Voted For   Without Authority
---------------------------------------------------------------------------------------
1. To elect directors:              Class One Directors
                                    (term expires in 1998)
                                    James R. Greene       68,488,242     1,816,340
                                    Clifford L. Michel    68,585,650     1,718,932

                                                  Shares     Shares Voted  Shares Voted
                                                 Voted For     Against       Abstain
---------------------------------------------------------------------------------------
2. To ratify the selection of Ernst & Young LLP
as the Fund's independent auditors for the
Fund's fiscal year ending December 31, 1995:     69,074,095     437,586      792,901

                                            ACM GOVERNMENT SECURITIES FUND, INC.
===============================================================================

Board Of Directors
John D. Carifa, Chairman
Ruth Block
David H. Dievler
James R. Greene
Dr. James M. Hester
Hon. James D. Hodgson
Clifford L. Michel
Robert C. White

Officers
Wayne D. Lyski, President
Paul J. DeNoon, Vice President
Susan Peterson, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Joseph J. Mantineo, Controller

Administrator
Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, NY 10019

CUSTODIAN, DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

INDEPENDENT AUDITORS
Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

-------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase from time to time at market prices shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to shareholders of ACM Government Securities Fund, Inc., for their information.
The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

[This page intentionally left blank]

ACM Government Securities Fund, Inc.
Summary of General Information

The Fund
ACM Government Securities Fund, Inc. is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks to provide high current income consistent with preservation of capital. The Fund invests principally in U.S. Government obligations. The Fund may also invest up to 35% of its assets in other fixed-income securities, including those issued by stable foreign governments. Additionally, the Fund may utilize other investment techniques, including options and futures. The investment adviser of the Fund is Alliance Capital Management L.P.

Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction Section of newspapers under the designation "ACMSc". The Fund's NYSE trading symbol is "GSF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds."

Dividend Reinvestment Plan

A Dividend Reinvestment Plan is available to shareholders in the Fund, which provides automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund shares through the Plan Agent. A brochure describing the Plan is available from the Plan Agent, State Street Bank and Trust Company, by calling 1-800-219-4218.

If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

ACM Government Securities Fund, Inc.
1345 Avenue of the Americas
New York, New York 10105

Alliance Capital [LOGO]

(R)These registered service marks used under license from the owner, Alliance Capital Management L.P.

SECAR